U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported):
                                February 8, 2002


                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
             (Exact name of Registrant as specified in its charter)


                                    Maryland
                            (State of Incorporation)


                  Investment Company Act File Number: 811-9849
                            (Commission File Number)


                                   13-4104947
                      (I.R.S. Employer Identification No.)


                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)


                                 (212) 850-1864
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Fund Fact Sheet for Seligman New Technologies Fund II, Inc. for the period ended December 31, 2001.

ITEM 9. REGULATION FD DISCLOSURE.

Registrant is furnishing as Exhibit 99.1 the attached Fund Fact Sheet for the period ended December 31, 2001.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of February, 2002.


                                 SELIGMAN NEW TECHNOLOGIES FUND II, INC.




                                 By: /s/ Brian T. Zino
                                     -----------------------------------
                                     Brian T. Zino
                                     President



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